Exhibit 99.1

News Release

For information contact:

Sherry Magee

Senior Vice President Communications

CNL Financial Group

407-650-1223

CNL HEALTHCARE PROPERTIES II BREAKS ESCROW

— The REIT, focused on healthcare and seniors housing, will admit new stockholders daily —

(ORLANDO, Fla.) July 11, 2016 — CNL Healthcare Properties II, Inc., a non-traded real estate investment trust (REIT) focused on healthcare and seniors housing properties, has raised proceeds sufficient to break escrow in all states except Ohio, Pennsylvania and Washington through its continuous public offering. CNL Healthcare Properties II has accepted subscription funds of $2.5 million as a result of its advisor’s purchase of Class A shares of common stock. New stockholders will be admitted daily.

“CNL has a strong history of success in the seniors housing and healthcare markets, most recently with CNL Healthcare Properties, and we are excited to build upon that foundation with CNL Healthcare Properties II,” said Stephen H. Mauldin, president and CEO of CNL Healthcare Properties II.

CNL Healthcare Properties II offers multiple share classes to provide broker-dealers and their potential investors with more investment flexibility in response to recent regulatory changes. The U.S. Securities and Exchange Commission declared CNL Healthcare Properties II’s initial public offering of up to $2 billion effective in March 2016.

About CNL Healthcare Properties II

CNL Healthcare Properties II is a non-traded real estate investment trust (REIT) that intends to help investors who are seeking income and long-term growth capitalize on several large-scale trends playing out in the seniors housing and healthcare markets. Based in Orlando Florida, CNL Healthcare Properties II intends to invest in the seniors housing, medical office, acute care and post-acute care sectors. For more information and a copy of the offering prospectus, visit CNLHealthcarePropertiesII.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $33 billion in assets. CNL is headquartered in Orlando, Florida. For more information, visit CNL.com.

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Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. These risks include that CNL Healthcare Properties II has no prior operating history and there is no assurance that it will be able to achieve its investment objectives; that the offering is a “best efforts” offering and if CNL Healthcare Properties II is unable to raise substantial funds, it will be limited in the number and type of investments it may make; that the board of directors may amend or revise investment and other policies without stockholder consent; that it may have difficulty funding distributions with funds provided by cash flows from operating activities; and that market and business conditions may affect its success, including changes in general or local economic or market conditions and changing demographics. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

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